UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 E. Maplewood Ave., Suite 100
Greenwood Village, CO 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 20, 2018, StarTek, Inc. (the “Company”) completed the previously announced acquisition of all of the issued and outstanding shares of capital stock of CSP Alpha Midco Pte Ltd, a Singapore private limited company (“Aegis”), from CSP Alpha Holdings Parent Pte Ltd, a Singapore private limited company (the “Aegis Stockholder”), in exchange for the issuance of 20,600,000 shares of common stock of the Company, par value $.01 per share (the “Common Stock”). Concurrently, the Aegis Stockholder purchased 166,667 newly issued shares of Common Stock at a price of $12 per share for a total cash payment of $2,000,000. As a result of the consummation of such transactions (the “Aegis Transactions”), the Aegis Stockholder became the holder of 20,766,667 shares of Common Stock, representing approximately 55% of the outstanding Common Stock. For accounting purposes, the Aegis Transactions are treated as a reverse acquisition and Aegis is considered the accounting acquirer. Accordingly, Aegis’ historical financial statements replace the Company’s historical financial statements following the completion of the Aegis Transactions, and the results of operations of both companies will be included in the Company’s financial statements for all periods following the completion of the Aegis Transactions.

On July 20, 2018, the Company filed a Form 8-K (the “July 20 Form 8-K”) with the Securities and Exchange Commission to disclose the completion of the Aegis Transactions and related matters. This Form 8-K/A amends the July 20 Form 8-K to provide financial statements and pro forma financial statements as required by Item 9.01 of Form 8-K and should be read in conjunction with the July 20 Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant
Grant Thornton India LLP was the independent registered public accounting firm with respect to the Aegis financial statements included as Exhibit 99.1 below. The Company has appointed Plante & Moran, PLLC, as the successor to EKS&H LLLP, to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The appointment of Plante & Moran, PLLC became effective upon the filing of this Form 8-K Amendment.
The audit reports of Grant Thornton India LLP on the Aegis’ consolidated financial statements as of March 31, 2018 (successor) and 2017 (predecessor) and for the period from November 22, 2017 to March 31, 2018 (successor), the period from April 1, 2017 to November 21, 2017 (predecessor) and for each of the years ended March 31, 2017 and 2016 (predecessor) did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended March 31, 2017 and March 31, 2018 and in the subsequent period through October 5, 2018, there were (i) no disagreements with Grant Thornton India LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton India LLP, would have caused them to make reference to the subject matter of the disagreements in their audit reports, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, other than Grant Thornton India LLP’s communication to the Audit Committee of the Company's Board of Directors regarding inadequacy of internal controls over the financial statement close process of Aegis as it relates to accounting for complex, non-routine transactions. The Audit Committee has discussed the issue with Grant Thornton India LLP and has authorized Grant Thornton India LLP to respond fully to the inquiries of Plante & Moran, PLLC concerning such reportable event.

The Company has provided Grant Thornton India LLP with a copy of the disclosure set forth in this Item 4.01 and requested that Grant Thornton India LLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Grant Thornton India LLP’s letter, dated October 5, 2018 is attached hereto as Exhibit 16.1.

During the fiscal years ended March 31, 2017 and March 31, 2018 and in the subsequent period through October 5, 2018, in each case for the avoidance of doubt with respect to the financial statements of Aegis that became the financial statements of the Company as a result of reverse acquisition accounting treatment, neither the Company nor anyone acting on its behalf consulted with Plante & Moran, PLLC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Plante & Moran, PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Aegis and its subsidiaries as of March 31, 2018 and 2017 and audited consolidated statements of operations and other comprehensive income, cash flows and changes in equity of Aegis and its subsidiaries for the years ended March 31, 2018, 2017 and 2016, and the notes related thereto and the related independent auditor’s report of Grant Thornton India LLP, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017, the six months ended June 30, 2018, and the notes related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed herewith:

16.1	Letter from Grant Thornton India LLP to the Securities and Exchange Commission dated October 5, 2018.

23.1	Consent of Grant Thornton India LLP.

99.1
Audited consolidated balance sheets of Aegis and its subsidiaries as of March 31, 2018 and 2017 and audited consolidated statements of income and other comprehensive income, cash flows and changes in equity of Aegis and its subsidiaries for the years ended March 31, 2018, 2017 and 2016 and the notes related thereto and the related independent auditor’s report of Grant Thornton India LLP.

99.2
Unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018, the year ended December 31, 2017, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: October 5, 2018	By:	/s/ Lance Rosenzweig
Lance Rosenzweig
President and Chief Executive Officer